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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2019 to March 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Semiannual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, teklacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call Computershare at 1-800-426-5523 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Dear Shareholders,

At the moment, the healthcare sector is operating within an extremely complicated and volatile macroenvironment. The coronavirus epidemic came on very quickly and has changed the way that America and the world function. This impact may ultimately reverse but, at best, is here for some time.

It would have been hard to imagine, just a few weeks ago, that we would be in the clutches of a worldwide pandemic, sheltering in place, headed toward near-record unemployment and almost certainly in a significant recession. The economic and social situations are dire, people are sick and a significant number are dying.

From a macro perspective, it's true that we have seen and will likely continue to see staggering new jobless claim numbers. We will also almost certainly see an historic swing from robust growth to contraction/recession over just a few weeks' time. That is the bad news. It is surely bad, and I expect it will echo through the U.S. and the world for years to come.

But there is also some good news, generally and specifically for the healthcare sector. From a macro perspective, this tsunami of bad news has been met with a remarkable response locally by the U.S. government and the private sector, as well as globally by a host of other nations.

In the U.S., the Federal Reserve has provided an enormous, stimulatory response that was both rapid and large. In addition, the U.S. executive and legislative branches of government have been no less remarkable. An enormous $2T bailout package was passed by Congress and signed by the U.S. President in just a couple of weeks, remarkably fast given prior experience. There is little doubt that this rapid reaction was necessary to stabilize the economy as well as the equity and bond markets. And while the process wasn't pretty, and may have downstream consequences, the magnitude and timing of the response was up to the considerable task at hand.

One could make a similar analysis of the clinical/medical situation associated with the coronavirus epidemic. The first confirmed U.S. COVID-19 case was thought to have occurred in mid January 2020 at a time when the U.S. was embroiled in a remarkably partisan atmosphere surrounding the impeachment/trial of the U.S. President. Views can and certainly do differ, but approximately six to eight weeks later, the government came together (at least a little bit) and much of the U.S. began sheltering at home. And now, a further six to eight weeks later there is hope that we have or will soon reach peak coronavirus case and death rates and may soon have the worst health crisis in a hundred years in some kind of initial control. If this is true, while we mourn the death of every person we have lost to coronavirus, we may now begin to think about the future in a constructive way.

So where does the healthcare sector fit into the current coronavirus situation? As has been widely reported, the U.S. stock market and nearly all subsectors including healthcare have been wildly volatile over the last eight to ten weeks. In that time frame the healthcare sector exhibited a sudden and dramatic 29% drop from its most recent high, only to reverse and recover almost all of the earlier drop. Remarkably, the biotechnology sector was only down 3% year to date as of mid April, 2020. This compares favorably to the broad S&P 500® Index* ("SPX") which exhibited a similar path but was down approximately 13% in the same timeframe. There is little doubt that we will have some bad days (and hopefully some good days) ahead, but, given the enormous psychological and physical impact of the coronavirus epidemic, we would not have expected such a limited market drawdown.

We think it is interesting and instructive that healthcare has performed relatively well so far. We think this is due to several factors. It probably helps that the sector has traditionally been thought of as defensive. But more importantly, in a world where commerce has all but shut down, we think that healthcare is positioned to prevail. People will almost certainly continue to take, and pay for, their life saving medicines. Initial observations suggest this is occurring; the economic benefit of this will likely stabilize the healthcare industry in the short-term.

More importantly, it seems to us that healthcare will be a major part of the solution to the current crisis. Sheltering in place will help to "flatten" the services utilization curve. There are and will be many heroes to thank when this crisis is over. But it is the doctors and nurses and other medical professionals working diligently in the hospitals and other facilities that will directly save lives, often in the face of personal health risk. And while this effort is admirable in its own right, the fact of the matter is that much of the healthcare sector is working full time as many other sectors are waiting for the crisis to pass.

It is commonly accepted that, in the short-term, "testing" is what will get the economy back on its feet. And of course, it is the diagnostic healthcare companies that will create these tests, while it is other healthcare sector companies that will distribute and administer the tests.

Perhaps most significantly, in the intermediate-term, it is therapeutic medicines created by biotech and pharmaceutical companies that will improve the timing and outcomes for patients diagnosed with COVID-19. And of course, it will be vaccines produced by these same companies that will keep the world well and working long-term. It is amazing to note that upwards of a hundred companies are working to develop therapies or vaccines to address coronavirus just a couple months after the first U.S. case. For example, there is now promising initial data that suggest that Gilead's drug, remdesivir, may improve outcomes for hospitalized COVID-19 patients.

No one would ever wish that we had gotten to our current situation, but we really think it is the people and companies in the healthcare sector that, along with many others, will play an important role in solving, or at least reducing, the severity of the crisis in which we find ourselves. From firsthand experience I can tell you that this is fulfilling work for the inventors, scientists, physicians, manufacturing, sales and other individuals who do this work, especially at a time like this. But, somewhat sheepishly (due to the gravity of the current situation), I note that it is also a decent place to invest.

Be well,

Daniel R. Omstead
President and Portfolio Manager

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

Tekla Healthcare Opportunities Fund ("THQ") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker THQ. THQ employs a versatile growth and income investment strategy investing across all healthcare sub-sectors and across a company's full capital structure.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Investment opportunity spans 11 sub-sectors including biotechnology, healthcare technology, managed care and healthcare REITs

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/20

Market Price[1]	$15.36
NAV[2]	$17.52
Premium/(Discount)	-12.33%
Average 30 Day Volume	288,376
Net Assets	$724,413,748
Managed Assets	$949,413,748
Leverage Outstanding	$225,000,000
Total Leverage Ratio[3]	23.70%
Ticker	THQ
NAV Ticker	XTHQX
Commencement of Operations Date	7/31/14
Fiscal Year to Date Distributions per Share	$0.68

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 03/31/20

Sector Diversification as of 03/31/20

This data is subject to change on a daily basis.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of March 31, 2020
(Unaudited)

Issuer – Sector	% of Net Assets
Johnson & Johnson – Pharmaceuticals	9.4%
Merck & Co., Inc. – Pharmaceuticals	8.0%
UnitedHealth Group, Inc. – Health Care Providers & Services	6.3%
Pfizer, Inc. – Pharmaceuticals	6.1%
Bristol-Myers Squibb Co. – Pharmaceuticals	5.7%
Amgen, Inc. – Biotechnology	5.3%
Gilead Sciences, Inc. – Biotechnology	4.7%
Cigna Corp. – Health Care Providers & Services	4.1%
CVS Health Corp. – Health Care Providers & Services	4.0%
AbbVie, Inc. – Biotechnology	3.9%
Abbott Laboratories – Health Care Equipment & Supplies	3.9%
Medtronic plc – Health Care Equipment & Supplies	3.6%
Anthem, Inc. – Health Care Providers & Services	3.5%
Eli Lilly & Co. – Pharmaceuticals	3.4%
Thermo Fisher Scientific, Inc. – Life Sciences Tools & Services	3.1%
Allergan plc – Pharmaceuticals	2.6%
Stryker Corp. – Health Care Equipment & Supplies	2.5%
Vertex Pharmaceuticals, Inc. – Biotechnology	2.1%
Becton, Dickinson and Co. – Health Care Equipment & Supplies	1.9%
Biogen, Inc. – Biotechnology	1.8%

Fund Performance

THQ is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THQ have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THQ often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten.

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in the debt of healthcare companies. It may also invest up to 25 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THQ often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors, THQ has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 15-30% of net assets.

There is no commonly published index which matches the investment strategy of THQ. With respect to the Fund's equity investments, THQ often holds 15-30% of its managed assets, measured at the time of investment, in biotechnology. By contrast, the S&P Composite 1500® Health Care Index* ("S15HLTH") consists of approximately 170 companies representing most or all of the healthcare subsectors in which THQ typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* ("NBI"), which contains approximately 210 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500® Health Care Corporate Bond Index* ("SP5HCBIT") measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THQ invests though the Fund invests in the SPX debt components as well as those of smaller capitalization companies.

The S&P Composite 1500® Health Care REITs Index* ("S15HCRT") is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THQ invests.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THQ is a dynamically configured multi-asset class healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THQ and to which THQ can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THQ's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THQ or the restricted security components of THQ.

Fund Performance for the Period Ended March 31, 2020

Period	THQ NAV	THQ MKT	NBI	S15HLTH	SPX	SP5HCBIT	S15HCRT
6 month	-3.17%	-8.59%	8.77%	-0.53%	-12.32%	2.06%	-42.43%
1 year	-3.28	-5.82	-2.84	-1.51	-6.99	9.73	-33.56
5 year	3.54	2.24	-0.69	6.20	6.72	4.34	-4.48
inception	6.53	3.16	4.81	8.78	7.07	4.60	-1.53

Inception date July 29, 2014

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

Portfolio Highlights as of March 31, 2020

Among other investments, Tekla Healthcare Opportunities Fund's performance benefitted in the past year by the following:

Cigna Corp. (CI) is a large diversified managed care company and became one of the largest Pharmacy Benefit Managers (PBMs) after acquiring Express Scripts in December 2018. While the company has some Medicare and Medicaid business, its medical membership skews toward the commercial employer market.

Humana, Inc. (HUM) is a managed care company focused on what we believe is an attractive market segment—Medicare Advantage (MA). The MA market has grown faster than Medicaid and nongovernment markets, driven by an aging population and an ongoing shift of lives from Medicare Fee For Service plans to MA plans. The Trump administration has consistently provided favorable annual Medicare Advantage rate increases which benefits Humana.

Regeneron Pharmaceuticals, Inc. (REGN) is a large-cap biotech company with two major commercial products and a broad pipeline. The stock exhibited significant strength recently due to two events: the discovery of significant toxicity with the biggest competitive product to Regeneron's largest drug Eylea and the company's efforts developing antibodies for COVID-19 infections.

Among other examples, Tekla Healthcare Opportunities Fund's performance was negatively impacted by the following investments:

Centene Corp. (CNC) is a large Medicaid managed care company. Centene also has a meaningful footprint on the individual healthcare insurance marketplace, and in early 2020 added a sizeable Medicare business with the acquisition of WellCare Health Plans, Inc. CNC performed well during the report period, during which the Fund was underweight.

WellCare Health Plans, Inc. (WCG) is a managed care company with a large Medicare and Medicaid footprint. Wellcare was acquired by Centene on January 23, 2020. WCG performed well during the report period, during which the Fund was underweight.

Eli Lilly & Co. (LLY) is a large-cap pharmaceutical company with key franchises in diabetes, oncology, and immunology. With a portfolio of growing products and a relative lack of near-term patent expiries, it has outperformed its peers, particularly during the recent COVID-19 related volatility.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, S&P 500® Index, S&P 500® Health Care Corporate Bond Index and S&P Composite 1500® Health Care REITs Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited)

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 1.7% of Net Assets	VALUE
	Biotechnology - 1.7%
911,127	Decipher Biosciences, Inc. Series II, 8.00%	$2,287,020
905,797	Decipher Biosciences, Inc. Series III, 8.00%	2,273,641
294,259	Oculis SA, Series B2, 6.00% (c)	2,545,455
2,538,462	Rainier Therapeutics, Inc. Series A, 6.00%	254
1,470,588	Rainier Therapeutics, Inc. Series B, 6.00%	147
3,372,908	Rallybio Holdings, LLC Series B	4,999,999
		12,106,516
	Health Care Equipment & Supplies - 0.0%
407,078	IlluminOss Medical, Inc. Series AA, 8.00%	41
383,470	IlluminOss Medical, Inc. Junior Preferred, 8.00%	38
32,792	IlluminOss Medical, Inc. Warrants (expiration 03/31/27, exercise price $1.00)	0
27,356	IlluminOss Medical, Inc. Warrants (expiration 09/06/27, exercise price $1.00)	0
10,942	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00)	0
21,885	IlluminOss Medical, Inc. Warrants (expiration 01/11/28, exercise price $1.00)	0
21,885	IlluminOss Medical, Inc. Warrants (expiration 02/06/28, exercise price $1.00)	0
21,388	IlluminOss Medical, Inc. Warrants (expiration 01/29/29, exercise price $1.00)	0
5,968	IlluminOss Medical, Inc. Warrants (expiration 04/29/29, exercise price $1.00)	0
9,423	IlluminOss Medical, Inc. Warrants (expiration 05/13/29, exercise price $1.00)	0
13,003	IlluminOss Medical, Inc. Warrants (expiration 07/02/29, exercise price $1.00)	0
4,250	IlluminOss Medical, Inc. Warrants (expiration 08/29/29, exercise price $1.00)	0
24,668	IlluminOss Medical, Inc. Warrants (expiration 09/27/29, exercise price $1.00)	0
14,166	IlluminOss Medical, Inc. Warrants (expiration 01/08/30, exercise price $1.00)	0
7,083	IlluminOss Medical, Inc. Warrants (expiration 03/06/30, exercise price $1.00)	0
		79
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $15,822,496)	12,106,595

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 21.7% of Net Assets	VALUE
	Convertible Notes (Restricted) (a) - 0.1%
	Biotechnology - 0.1%
$1,435,801	Rainier Therapeutics, Inc. Promissory Notes, 8.00% due 12/31/20	$427,743
	Health Care Equipment & Supplies - 0.0%
859,246	IlluminOss Medical, Inc. Promissory Notes, 8.00% due 12/31/21	332,621
	Total Convertible Notes	760,364
	Non-Convertible Notes - 21.6%
	Biotechnology - 4.5%
3,245,000	AbbVie, Inc., 3.20% due 05/14/26	3,225,926
5,303,000	AbbVie, Inc., 4.25% due 11/14/28	5,633,706
10,000,000	Amgen, Inc., 3.63% due 05/15/22	10,367,347
2,200,000	Amgen, Inc., 3.20% due 11/02/27	2,367,247
840,000	Biogen, Inc., 3.63% due 09/15/22	862,746
10,000,000	Gilead Sciences, Inc., 2.95% due 03/01/27	10,340,083
		32,797,055
	Health Care Equipment & Supplies - 2.3%
2,100,000	Abbott Laboratories, 3.40% due 11/30/23	2,203,785
2,413,000	Becton, Dickinson and Co., 3.70% due 06/06/27	2,435,775
2,225,000	Medtronic, Inc., 3.50% due 03/15/25	2,393,384
3,500,000	Stryker Corp., 3.65% due 03/07/28	3,725,518
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 08/15/35	6,041,824
		16,800,286
	Health Care Providers & Services - 8.8%
6,393,000	Acadia Healthcare Co., Inc., 5.13% due 07/01/22	6,093,347
10,500,000	Anthem, Inc., 3.50% due 08/15/24	10,773,423
2,975,000	Anthem, Inc., 4.10% due 03/01/28	3,183,852
2,325,000	Anthem, Inc., 4.65% due 08/15/44	2,548,364
2,100,000	Cigna Corp., 3.50% due 06/15/24 (d)	2,129,318
1,504,000	Cigna Corp., 4.38% due 10/15/28	1,614,085
8,250,000	Cigna Corp., 6.13% due 11/15/41 (d)	10,754,732
2,100,000	CVS Health Corp., 3.70% due 03/09/23	2,181,203
3,600,000	CVS Health Corp., 4.30% due 03/25/28	3,850,717
2,100,000	CVS Health Corp., 4.78% due 03/25/38	2,322,055

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

PRINCIPAL AMOUNT	Health Care Providers & Services - continued	VALUE
$3,700,000	CVS Health Corp., 5.05% due 03/25/48	$4,227,354
1,989,000	Encompass Health Corp., 5.75% due 11/01/24	1,998,348
2,750,000	Tenet Healthcare Corp., 4.63% due 07/15/24	2,626,250
2,100,000	UnitedHealth Group, Inc., 2.88% due 12/15/21	2,140,487
1,460,000	UnitedHealth Group, Inc., 3.85% due 06/15/28	1,626,797
4,970,000	UnitedHealth Group, Inc., 3.88% due 12/15/28	5,574,032
		63,644,364
	Healthcare Services - 0.3%
2,100,000	Laboratory Corporation of America Holdings, 3.60% due 02/01/25	2,174,528
	Life Sciences Tools & Services - 0.3%
2,100,000	Thermo Fisher Scientific, Inc., 3.20% due 08/15/27	2,147,956
	Pharmaceuticals - 5.4%
4,750,000	AstraZeneca plc, 6.45% due 09/15/37 (c)	6,736,177
7,500,000	Bristol-Myers Squibb Co., 3.20% due 06/15/26 (d)	7,961,947
2,100,000	Bristol-Myers Squibb Co., 3.40% due 07/26/29 (d)	2,317,713
2,200,000	Johnson & Johnson, 2.90% due 01/15/28	2,414,669
4,200,000	Merck & Co., Inc., 2.80% due 05/18/23	4,229,043
2,100,000	Merck & Co., Inc., 2.75% due 02/10/25	2,185,988
4,000,000	Merck & Co., Inc., 3.40% due 03/07/29	4,357,432
8,100,000	Pfizer, Inc., 3.45% due 03/15/29	8,912,707
		39,115,676
	Total Non-Convertible Notes	156,679,865
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $153,328,990)	157,440,229
SHARES	COMMON STOCKS AND WARRANTS - 99.0% of Net Assets
	Biotechnology - 17.1%
255,686	AbbVie, Inc.	19,480,716
50,716	Alexion Pharmaceuticals, Inc. (b)	4,553,790
125,117	Amgen, Inc. (e)	25,364,969
123,052	Atreca, Inc. (b)	2,036,511
38,795	Biogen, Inc. (b) (e)	12,273,962
601	Esperion Therapeutics, Inc. (b)	18,950
16,040	Exelixis, Inc. (b)	276,209
145,833	Galera Therapeutics, Inc. (b)	1,385,414

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
218,813	Galera Therapeutics, Inc. (Restricted) (a) (b)	$1,870,855
131,628	Genmab A/S (b) (f)	2,789,197
317,890	Gilead Sciences, Inc. (e)	23,765,456
43,500	Incyte Corp. (b)	3,185,505
759	Ligand Pharmaceuticals, Inc. (b)	55,195
34,093	Nektar Therapeutics (b)	608,560
226,241	Pieris Pharmaceuticals, Inc. (b)	515,830
40,496	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 06/08/21, exercise price $3.00) (a) (b)	23,083
20,248	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 06/08/21, exercise price $2.00) (a) (b)	15,996
12,196	Puma Biotechnology, Inc. (b)	102,934
19,261	Regeneron Pharmaceuticals, Inc. (b) (e)	9,404,954
21,700	REGENXBIO, Inc. (b)	702,646
62,459	Vertex Pharmaceuticals, Inc. (b)	14,862,119
27,479	Xencor, Inc. (b)	821,073
		124,113,924
	Health Care Equipment & Supplies - 15.0%
331,202	Abbott Laboratories (e)	26,135,150
13,184	ABIOMED, Inc. (b)	1,913,789
51,226	Baxter International, Inc.	4,159,039
47,768	Becton, Dickinson and Co.	10,975,653
66,821	DENTSPLY Sirona, Inc.	2,594,659
43,783	Edwards Lifesciences Corp. (b)	8,258,349
17,402	Hologic, Inc. (b)	610,810
19,606	IDEXX Laboratories, Inc. (b)	4,749,357
34,888	Inogen, Inc. (b)	1,802,314
265,368	Medtronic plc (e)	23,930,886
4,660	STERIS plc	652,260
84,707	Stryker Corp.	14,102,868
12,555	Teleflex, Inc.	3,676,857
52,485	Zimmer Biomet Holdings, Inc.	5,305,184
		108,867,175
	Health Care Providers & Services - 13.3%
49,650	Acadia Healthcare Co., Inc. (b)	911,078
40,029	Anthem, Inc.	9,088,184
14,940	Charles River Laboratories International, Inc. (b)	1,885,577
87,150	Cigna Corp.	15,441,237
109,035	Community Health Systems, Inc. (b)	364,177
272,316	CVS Health Corp.	16,156,508
19,912	Five Star Senior Living, Inc. (b)	55,355
48,720	HCA Healthcare, Inc.	4,377,492

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Health Care Providers & Services - continued	VALUE
27,310	HealthEquity, Inc. (b)	$1,381,613
28,905	Humana, Inc.	9,076,748
96,736	Tenet Healthcare Corp. (b)	1,392,998
145,967	UnitedHealth Group, Inc. (e)	36,401,250
		96,532,217
	Health Care Technology - 0.5%
58,600	Cerner Corp.	3,691,214
	Healthcare Services - 1.7%
172,520	Centene Corp. (b)	10,249,413
17,903	Laboratory Corporation of America Holdings (b)	2,262,760
		12,512,173
	Life Sciences Tools & Services - 5.8%
39,625	Agilent Technologies, Inc.	2,837,943
7,600	Bio-Techne Corp.	1,441,112
27,217	Illumina, Inc. (b)	7,433,507
4,223	Mettler-Toledo International, Inc. (b)	2,916,024
18,335	PerkinElmer, Inc.	1,380,259
19,700	PRA Health Sciences, Inc. (b)	1,635,888
72,759	Thermo Fisher Scientific, Inc. (e)	20,634,452
18,700	Waters Corp. (b)	3,404,335
		41,683,520
	Medical Devices and Diagnostics - 5.4%
6,886	Align Technology, Inc. (b)	1,197,820
355,410	Boston Scientific Corp. (b)	11,597,028
90,137	Danaher Corp.	12,475,862
19,974	Intuitive Surgical, Inc. (b)	9,891,325
19,824	Quest Diagnostics, Inc.	1,591,867
14,008	ResMed, Inc.	2,063,238
		38,817,140
	Pharmaceuticals - 34.6%
106,259	Allergan plc (c)	18,818,469
33,387	AmerisourceBergen Corp.	2,954,750
538,323	Bristol-Myers Squibb Co. (e)	30,006,124
204,109	Bristol-Myers Squibb Co., CVR 03/31/21 (b) (g)	775,614
178,428	Eli Lilly & Co. (e)	24,751,532
42,887	IQVIA Holdings, Inc. (b)	4,625,792
503,222	Johnson & Johnson (e)	65,987,501
32,727	McKesson Corp.	4,426,654
612,296	Merck & Co., Inc. (e)	47,110,054
95,851	Mylan N.V. (b)	1,429,138
1,088,348	Pfizer, Inc. (e)	35,523,679

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Pharmaceuticals - continued	VALUE
352,804	Teva Pharmaceutical Industries Ltd. (b) (f)	$3,168,180
84,600	Zoetis, Inc.	9,956,574
656,921	Zyla Life Sciences (a) (b) (h)	735,752
		250,269,813
	Real Estate Investment Trusts - 5.6%
293,879	Diversified Healthcare Trust REIT	1,066,781
31,668	Global Medical REIT Inc.	320,480
11,370	Healthcare Realty Trust Inc.	317,564
13,749	Healthcare Trust of America, Inc.	333,826
66,791	Healthpeak Properties, Inc.	1,592,965
135,390	LTC Properties, Inc.	4,183,551
266,557	Medical Properties Trust, Inc.	4,608,771
5,596	National Health Investors, Inc.	277,114
160,373	New Senior Investment Group Inc.	410,555
235,358	Omega Healthcare Investors, Inc.	6,246,401
326,992	Physicians Realty Trust	4,558,269
419,879	Sabra Health Care REIT, Inc.	4,585,079
3,075	Universal Health Realty Income Trust	309,991
156,416	Ventas, Inc.	4,191,949
161,599	Welltower, Inc.	7,398,002
		40,401,298
	TOTAL COMMON STOCKS AND WARRANTS (Cost $756,355,109)	716,888,474
	EXCHANGE TRADED FUND - 0.1%
10,055	Health Care Select Sector SPDR Fund	890,672
	TOTAL EXCHANGE TRADED FUND OF NET ASSETS (Cost $988,500)	890,672

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 5.9% of Net Assets	VALUE
$42,311,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $42,311,000, 0.00%, dated 03/31/20, due 04/01/20 (collateralized by U.S. Treasury Note 1.38%, due 10/15/22, market value $43,161,092)	$42,311,000
	TOTAL SHORT-TERM INVESTMENT (Cost $42,311,000)	42,311,000
NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)	CALL OPTION CONTRACTS PURCHASED - 0.0% of Net Assets
65/2,340,000	Biogen, Inc. Jun20 360 Call	91,000
280/2,100,000	Gilead Sciences, Inc. May20 75 Call	197,400
	TOTAL CALL OPTION CONTRACTS PURCHASED (Premiums paid $470,717)	288,400
	OPTION CONTRACTS WRITTEN - (0.1)% of Net Assets
	Call Option Contracts Written - (0.1)%
115/(874,000)	Abbott Laboratories Apr20 76 Call	(52,325)
53/(463,750)	Abbott Laboratories Apr20 87.5 Call	(6,095)
42/(882,000)	Amgen, Inc. Apr20 210 Call	(15,750)
22/(467,500)	Amgen, Inc. Apr20 212.5 Call	(6,380)
162/(874,800)	Bristol-Myers Squibb Co. Apr20 54 Call	(44,874)
81/(461,700)	Bristol-Myers Squibb Co. Apr20 57 Call	(9,720)
68/(877,200)	Eli Lilly & Co. Apr20 129 Call	(83,470)
32/(464,000)	Eli Lilly & Co. Apr20 145 Call	(9,440)
280/(2,380,000)	Gilead Sciences, Inc. May20 85 Call	(105,000)
67/(871,000)	Johnson & Johnson Apr20 130 Call	(40,133)
33/(458,700)	Johnson & Johnson Apr20 139 Call	(6,963)
46/(460,000)	Medtronic plc Apr20 100 Call	(3,220)
101/(878,700)	Medtronic plc Apr20 87 Call	(60,600)
57/(456,000)	Merck & Co., Inc. Apr20 80 Call	(5,700)
117/(877,500)	Merck & Co., Inc. Apr20 75 Call	(42,705)
246/(1,869,600)	Merck & Co., Inc. Apr20 76 Call	(65,190)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)	Call Option Contracts Written - continued	VALUE
269/(874,250)	Pfizer, Inc. Apr20 32.5 Call	$(33,087)
135/(459,000)	Pfizer, Inc. Apr20 34 Call	(7,020)
37/(1,850,000)	Regeneron Pharmaceuticals, Inc. Apr20 500 Call	(59,200)
15/(450,000)	Thermo Fisher Scientific, Inc. Apr20 300 Call	(6,000)
17/(459,000)	UnitedHealth Group, Inc. Apr20 270 Call	(6,817)
	Total Call Option Contracts Written (Premiums received $366,524)	(669,689)
	Put Option Contracts Written - 0.0%
280/(1,750,000)	Gilead Sciences, Inc. May20 62.5 Put	(56,840)
200/(2,200,000)	Johnson & Johnson Apr20 110 Put	(16,000)
365/(2,190,000)	Medtronic plc Apr20 60 Put	(9,490)
365/(2,190,000)	Merck & Co., Inc. Apr20 60 Put	(8,943)
875/(2,187,500)	Pfizer, Inc. Apr20 25 Put	(3,500)
	Total Put Option Contracts Written (Premiums received $438,448)	(94,773)
	TOTAL OPTION CONTRACTS WRITTEN (Premiums received $804,972)	(764,462)
	TOTAL INVESTMENTS - 128.3% (Cost $968,471,840)	929,160,908
	OTHER LIABILITIES IN EXCESS OF ASSETS - (28.3)%	(204,747,160)
	NET ASSETS - 100%	$724,413,748

(a)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Foreign security.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

(e)  A portion of security is pledged as collateral for call options written.

(f)  American Depository Receipt

(g)  Contingent Value Right

(h)  Affiliated issuers in which the Fund holds 5% or more of voting securities (total market value of $735,752).

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2020

(Unaudited)

ASSETS:
Investments, at value (cost $962,291,251)	$929,189,618
Investments in affiliated issuer, at value (cost $6,985,561)	735,752
Cash and restricted cash	10,517,686
Dividends and interest receivable	2,313,913
Receivable for investments sold	9,463,989
Prepaid expenses	146,850
Total assets	952,367,808
LIABILITIES:
Accrued advisory fee	881,725
Accrued investor support service fees	44,086
Accrued shareholder reporting fees	72,863
Loan payable	225,000,000
Options written, at value (premium received $804,972)	764,462
Income distribution payable	93,669
Interest payable	944,402
Accrued other	152,853
Total liabilities	227,954,060
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$724,413,748
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 41,340,447 shares issued and outstanding	$791,994,366
Total distributable earnings (loss)	(67,580,618)
Total net assets (equivalent to $17.52 per share based on 41,340,447 shares outstanding)	$724,413,748

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2020

(Unaudited)

INVESTMENT INCOME:
Dividend income	$8,304,912
Interest and other income	3,159,649
Total investment income	11,464,561
EXPENSES:
Advisory fees	5,284,347
Interest expense	3,000,514
Investor support service fees	264,218
Administration fees	93,581
Custodian fees	85,338
Auditing fees	35,838
Shareholder reporting	74,007
Trustees' fees and expenses	62,473
Legal fees	53,590
Transfer agent fees	14,547
Other (see Note 2)	172,286
Total expenses	9,140,739
Net investment income	2,323,822
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,315,692)
Closed or expired option contracts written	4,141,907
Foreign currency transactions	3,340
Net realized gain	1,829,555
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(28,383,399)
Investments in affiliated issuers	22,993
Option contracts purchased	549,258
Option contracts written	(1,619,382)
Change in unrealized appreciation (depreciation)	(29,430,530)
Net realized and unrealized gain (loss)	(27,600,975)
Net decrease in net assets resulting from operations	($25,277,153)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2020 (Unaudited)		Year ended September 30, 2019
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,323,822		$3,086,033
Net realized gain	1,829,555		45,209,631
Change in net unrealized depreciation	(29,430,530)		(90,153,398)
Net decrease in net assets resulting from operations	(25,277,153)		(41,857,734)
DISTRIBUTIONS TO SHAREHOLDERS FROM (See Note 1):
Distributions	(27,957,902	) *	(56,059,707)
Total distributions	(27,957,902)		(56,059,707)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (122,213 and 610,415 shares, respectively) (see Note 1)	(2,037,314)		(10,638,148)
Total capital share transactions	(2,037,314)		(10,638,148)
Net decrease in net assets	(55,272,369)		(108,555,589)
NET ASSETS:
Beginning of period	779,686,117		888,241,706
End of period	$724,413,748		$779,686,117

*  A portion of the distributions may be deemed a tax return of capital at year end.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2020

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($315,446,643)
Purchases to close option contracts written	(1,626,421)
Net maturities of short-term investments	380,000
Sales of portfolio securities	329,001,796
Proceeds from option contracts written	9,134,314
Interest income received	3,152,640
Dividend income received	8,194,220
Other operating receipts (expenses paid)	(9,307,286)
Net cash provided from operating activities	23,482,620
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(27,968,106)
Fund shares repurchased	(2,037,314)
Net cash used for financing activities	(30,005,420)
NET DECREASE IN CASH AND RESTRICTED CASH	(6,522,800)
CASH AND RESTRICTED CASH AT BEGINNING OF YEAR	17,040,486
CASH AND RESTRICTED CASH AT END OF SIX MONTHS	$10,517,686 *
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($25,277,153)
Purchases of portfolio securities	(315,446,643)
Purchases to close option contracts written	(1,626,421)
Net maturities of short-term investments	380,000
Sales of portfolio securities	329,001,796
Proceeds from option contracts written	9,134,314
Accretion of discount	(16,779)
Net realized (gain) loss on investments, options and foreign currencies	(1,829,555)
Decrease in net unrealized (appreciation) depreciation on investments and options	29,430,530
Increase in dividends and interest receivable	(100,922)
Increase in accrued expenses	85,158
Decrease in prepaid expenses and interest payable	(251,705)
Net cash provided from operating activities	$23,482,620

*  Includes $186 of cash and $10,517,500 of restricted cash.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2020		Years ended September 30,
	(Unaudited)		2019	2018	2017	2016		2015
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$18.80		$21.11	$20.12	$19.14	$18.77		$19.33
Net investment income (1)	0.06		0.07	0.13	0.16	0.18		0.11
Net realized and unrealized gain (loss)	(0.67)		(1.06)	2.15	2.16	1.78		0.68
Total increase (decrease) from investment operations	(0.61)		(0.99)	2.28	2.32	1.96		0.79
Distributions to shareholders from:
Net investment income	(0.68)		(0.15)	(0.58)	(1.03)	(1.37	)(2)	(1.35)
Net realized capital gains	—		(1.20)	(0.77)	(0.32)	(0.28	)(2)	—
Total distributions	(0.68)		(1.35)	(1.35)	(1.35)	(1.65)		(1.35)
Increase resulting from shares repurchased (1)	0.01		0.03	0.06	0.01	0.06		—
Net asset value per share, end of period	$17.52		$18.80	$21.11	$20.12	$19.14		$18.77
Per share market value, end of period	$15.36		$17.46	$18.74	$18.57	$17.48		$16.30
Total investment return at market value	(8.59	%)*	0.63%	9.00%	14.85%	18.25%		(7.37%)
Total investment return at net asset value	(3.17	%)*	(3.81%)	13.32%	13.64%	12.44%		4.02%
RATIOS
Expenses to average net assets	2.22	%**	2.42%	2.21%	2.03%	1.88%		1.60%
Expenses, excluding interest expense	1.49	%**	1.50%	1.49%	1.51%	1.50%		1.44%
Net investment income to average net assets	0.57	%**	0.39%	0.69%	0.86%	0.96%		0.50%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$724		$780	$888	$876	$837		$824
Portfolio turnover rate	29.63	%*	55.92%	39.59%	36.22%	48.24%		92.61%
Senior Securities (loan facility) outstanding (in millions)	$225		$225	$225	$225	$225		$225
Asset coverage ratio on revolving credit facility at period end	422%		447%	495%	489%	472%		466%
Asset coverage per $1,000 on revolving credit facility at period end	$4,220		$4,465	$4,948	$4,892	$4,720		$4,661

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Amount previously presented incorrectly as solely distributions from income has been revised to reflect the proper classification.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 2, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest in private companies and other restricted securities, including private investments in public equity and venture capital investments, if these securities would currently comprise 10% or less of Managed Assets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2020, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The impact of COVID-19 outbreak on the financial performance of the Fund's investments will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Fund's future investment results may be materially adversely affected.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, yields or securities with similar characteristics, security quantity, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The pricing service may use a matrix approach, regarding securities with similar characteristics to determine the valuation for a security. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding options written and options purchased for the six months ended March 31, 2020 were 7,450 and 695 respectively.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Assets, investments, at value	$288,400	Change in unrealized appreciation (depreciation) on option contracts purchased	$549,258
	Liabilities, options written, at value	$764,462	Net realized gain on closed or expired option contracts written	$4,141,907
			Change in unrealized appreciation (depreciation) on option contracts written	($1,619,382)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2020 totaled $289,038,889 and $304,026,631, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2020, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase up to 12% of its outstanding common shares in the open market for a one year period ending July 14, 2021. Prior to this renewal, in March 2019, the Trustees approved renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2020. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price and the Fund's shares and the Fund's net asset value.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

During the six months ended March 31, 2020, the Fund repurchased 122,213 shares at a total cost of $2,037,314. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 12.76%.

During the year ended September 30, 2019, the Fund repurchased 610,415 shares at a total cost of $10,638,148. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 10.17%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, distributions from real estate investment trusts and premium amortization accruals. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The cumulative distributions paid this fiscal year-to-date are currently estimated to be from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The amounts and sources of distributions are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

Statement of Cash Flows

The cash and restricted cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash and restricted cash on hand at March 31, 2020.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

Loan Payable

The Fund maintains a $225,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 31, 2021. As of March 31, 2020, the Fund had drawn down $225,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through January 30, 2021. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2019 to March 31, 2020 were 2.6234% and $225,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at March 31, 2020.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2020, these payments amounted to $49,000 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2020 were as follows:

Affiliated Companies	Beginning Value as of September 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2020
Zyla Life Sciences	$712,759	$—	$—	$—	$22,993	$735,752
	$712,759	$—	$—	$—	$22,993	$735,752

	Shares as of March 31, 2020	Principal Amount as of March 31, 2020	Dividend/ Interest Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
Zyla Life Sciences	656,921	$—	$—	$—
	656,921	$—	$—	$—

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended March 31, 2020, the total amount of transfers between Level 3 and Level 2 was $2,449,999. The one investment was transferred due to an initial public offering lock-up period and the value is being supported by significant observable inputs. There were no other transfers between levels.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

The following is a summary of the levels used as of March 31, 2020 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology	—	—	$12,106,516	$12,106,516
Health Care Equipment & Supplies	—	—	79	79
Convertible Notes
Biotechnology	—	—	427,743	427,743
Health Care Equipment & Supplies	—	—	332,621	332,621
Non-Convertible Notes
Biotechnology	—	$32,797,055	—	32,797,055
Health Care Equipment & Supplies	—	16,800,286	—	16,800,286
Health Care Providers & Services	—	63,644,364	—	63,644,364
Healthcare Services	—	2,174,528	—	2,174,528
Life Sciences Tools & Services	—	2,147,956	—	2,147,956
Pharmaceuticals	—	39,115,676	—	39,115,676
Common Stocks and Warrants
Biotechnology	$122,203,990	1,870,855	39,079	124,113,924
Health Care Equipment & Supplies	108,867,175	—	—	108,867,175
Health Care Providers & Services	96,532,217	—	—	96,532,217
Health Care Technology	3,691,214	—	—	3,691,214
Healthcare Services	12,512,173	—	—	12,512,173
Life Sciences Tools & Services	41,683,520	—	—	41,683,520
Medical Devices and Diagnostics	38,817,140	—	—	38,817,140
Pharmaceuticals	249,534,061	735,752	—	250,269,813
Real Estate Investment Trusts	40,401,298	—	—	40,401,298
Exchange Traded Fund	890,672	—	—	890,672
Short-term Investment	—	42,311,000	—	42,311,000
Total	$715,133,460	$201,597,472	$12,906,038	$929,636,970
Other Financial Instruments
Assets
Option Contracts Purchased	$288,400	$—	$—	$288,400
Liabilities
Option Contracts Written	(764,462)	—	—	(764,462)
	($476,062)	$—	$—	($476,062)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2019	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of March 31, 2020
Convertible Preferred and Warrants
Biotechnology	$10,302,277	($996,170)	$5,250,408	$0	($2,449,999)	$12,106,516
Health Care Equipment & Supplies	339,338	(339,259)	0	0	0	79
Convertible Notes
Biotechnology	1,315,551	(1,008,181)	120,373	0	0	427,743
Health Care Equipment & Supplies	774,246	(526,625)	85,000	0	0	332,621
Common Stocks and Warrants
Biotechnology	119,261	(80,182)	0	0	0	39,079
Total	$12,850,673	($2,950,417)	$5,455,781	$0	($2,449,999)	$12,906,038
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2020						($2,950,417)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$39,079	Income approach, Black-Scholes	Discount for lack of marketability	20.00% (20.00%)
	2,545,455	Probability weighted expected return model	Discount rate Price to sales multiple	43.63% (43.63%) 4.41x (4.41x)
	5,760,843	Market approach, recent transaction	(a)	N/A
	4,560,661	Market comparable	Discount for lack of marketability Earnings ratio	15.00% (15.00%) 5.98x (5.98x)
$12,906,038

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information as these methods of measure are investment specific.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 2% of the Fund's Managed Assets at March 31, 2020.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2020. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Decipher Biosciences, Inc.
Series II Cvt. Pfd	03/29/19	$4,220,884	$2.51		$2,287,020
Series III Cvt. Pfd	03/29/19	955,119	2.51		2,273,641
Galera Therapeutics, Inc. Common	08/30/18	2,450,158	8.55		1,870,855
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	01/21/16	284,688	0.00	†	41
Junior Preferred	01/21/16	132,722	0.00	†	38
Cvt. Promissory Notes	03/18/17	131,419	38.72		50,710
Cvt. Promissory Notes	11/21/17	43,931	38.72		16,948
Cvt. Promissory Notes	01/11/18	87,592	38.72		33,895
Cvt. Promissory Notes	02/06/18	87,539	38.72		33,895
Cvt. Promissory Notes	09/05/18	109,424	38.72		42,369
Cvt. Promissory Notes	01/28/19	85,552	38.72		33,126
Cvt. Promissory Notes	04/10/19	23,872	38.72		9,243
Cvt. Promissory Notes	05/10/19	37,693	38.72		14,595
Cvt. Promissory Notes	07/01/19	52,013	38.72		20,139
Cvt. Promissory Notes	08/29/19	17,000	38.72		6,582
Cvt. Promissory Notes	09/27/19	98,675	38.72		38,207
Cvt. Promissory Notes	12/31/21	28,333	38.72		10,971
Cvt. Promissory Notes	01/01/22	56,667	38.72		21,941
Warrants (expiration 03/31/27)	03/28/17	152	0.00		0
Warrants (expiration 11/20/27)	11/21/17	40	0.00		0
Warrants (expiration 01/11/28)	01/11/18	13	0.00		0
Warrants (expiration 02/06/28)	02/06/18	0	0.00		0
Warrants (expiration 09/06/27)	09/05/18	0	0.00		0
Warrants (expiration 01/29/29)	01/28/19	0	0.00		0
Warrants (expiration 04/29/29)	04/10/19	0	0.00		0
Warrants (expiration 05/13/29)	05/10/19	0	0.00		0
Warrants (expiration 07/02/29)	05/10/19	0	0.00		0
Warrants (expiration 08/29/29)	08/29/19	0	0.00		0
Warrants (expiration 09/27/29)	09/27/19	0	0.00		0
Warrants (expiration 01/08/30)	01/08/20	0	0.00		0
Warrants (expiration 03/06/30)	03/05/20	0	0.00		0
Oculis SA, Series B2 Cvt. Pfd	01/16/19	2,477,246	8.65		2,545,455

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Rainier Therapeutics, Inc.
Series A Cvt. Pfd	01/19/16, 10/24/16	$1,651,433	$0.00	†	$254
Series B Cvt. Pfd	03/03/17	1,100,200	0.00	†	147
Cvt. Promissory Notes	01/30/19	417,295	0.00		0
Cvt. Promissory Notes	03/28/19	417,296	0.00		0
Cvt. Promissory Notes	07/16/19	481,013	71.21		342,113
Cvt. Promissory Notes	10/07/19	120,256	71.21		85,630
Rallybio Holdings, LLC Series B Cvt. Pfd	03/27/20	4,999,999	1.48		4,999,999
		$20,568,224			$14,737,814

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

†    Carrying value per unit is greater than $0.00 but less than $0.01.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 19, 2020, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to a blend of equity, debt and REIT benchmarks and to a peer universe of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser provides investment management services only to Tekla Healthcare Opportunities Fund, Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by counsel to the Independent Trustees and the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

management and administrative staff in recent years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the one-year, three- and five-year periods ended December 31, 2019, as compared to a blend of the S&P Composite 1500® Health Care Index (S15HLTH), the S&P 500® Health Care Corporate Bond Index (SP5HCBIT) and the S&P Composite 1500® Health Care REITs Index (S15HCRT) and a peer universe of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees also reviewed information relating to the performance of the Fund's venture capital portfolio. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

The objective of the Fund is to provide both growth and income to investors by using a variety of healthcare assets. Growth, in large part, is to be provided by the Fund's ownership of the stock of a broad mix of healthcare companies. Such breadth is to be provided by representative ownership of stock in most or all of ten major healthcare subsectors represented in the S15HLTH. Income is to be provided by (i) ownership of a variety of assets including but not limited to a) dividend producing stocks of traditional healthcare companies and healthcare-related REITS, b) the corporate debt of a variety of healthcare companies and (ii) premium income from selling covered call options associated with healthcare companies. The Trustees considered that the performance associated with owning such a complex mix of assets by the Fund is likely to produce periods when the performance of the Fund would likely depart from the return associated with a single equity index. The Trustees thus considered that there may be periods when the Fund's NAV performance could be greater or lesser than that of relevant indices. The Trustees considered that determining such an exact combination of returns is difficult or impossible, given the general lack of appropriate component equity, debt, REIT, covered call and other indices.

The Trustees noted that as of December 31, 2019, the Fund outperformed (on a net asset value basis) a blend of the S15HLTH, the SP5HCBIT and the S15HCRT for both the one-year and three-year periods, but underperformed this blended index for the five-year period. The Trustees also noted that as of December 31, 2019, the Fund underperformed the peer universe average for the one-year period and slightly underperformed the peer universe average for the three- and five-year periods.

In considering the Fund's relative performance, the Trustees recognized that the Fund's unique strategy presents challenges when comparing the Fund's performance to a benchmark or group of comparable funds. In particular, the Trustees observed that the Fund's strategy contemplates ownership of a variety of healthcare-related asset classes. The Trustees noted that, as a result, all other things being equal, in periods when one asset class performs relatively better than another asset class, the Fund might be expected to underperform a particular benchmark and/or the peer universe and vice versa. Additionally, the Trustees noted that unlike the indices comprising the blended benchmark and most of the peer universe, the Fund may maintain a meaningful allocation to venture and restricted securities. In light of

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that the Fund may maintain a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers.

The Trustees noted that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are at least comparable to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it does not provide for breakpoints that might reduce the effective fee to the extent the Fund's net assets should increase. The Trustees determined that, given the closed-end structure of the Fund and the fact that any significant growth in assets generally will occur through appreciation in the value of the Fund's investment portfolio, the Fund's advisory fee schedule is satisfactory and fair.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877 855-3434.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2020, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2021.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Christian M. Richard, M.B.A., M.S., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Alan Kwan, M.B.A., M.S., Ph.D., Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A
Lucinda H. Stebbins, M.B.A., CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)		(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2019 — Oct. 31, 2019)	—		—	—	4,975,519
Month #2 (Nov. 1, 2019 — Nov. 30, 2019)	46,353		$18.19	46,353	4,929,166
Month #3 (Dec. 1, 2019 — Dec. 31, 2019)	—		—	—	4,929,166
Month #4 (Jan. 1, 2020 — Jan. 31, 2020)	—		—	—	4,929,166
Month #5 (Feb. 1, 2020 — Feb. 29, 2020)	31,331		$16.70	31,331	4,897,835
Month #6 (Mar. 1, 2020 — Mar. 31, 2020)	51,829	(2)	$14.97	44,529	4,853,306
Total	129,513		$16.54	122,213

(1)   On March 19, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 21, 2019, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2020. On March 19, 2020, the Trustees approved the renewal of the repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2021.

(2)   7,300 shares were purchased in Month #6 by Daniel R. Omstead in the open market.  Dr. Omstead is a director of the Registrant and a controlling person of the Registrant's investment adviser.  Accordingly, Dr. Omstead may be deemed an "affiliated purchaser" of the Registrant's shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notices to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/5/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/5/20

* Print the name and title of each signing officer under his or her signature.